Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440) 395-2370
http://www.progressive.com

PROGRESSIVE REPORTS OCTOBER RESULTS

MAYFIELD VILLAGE, OHIO — November 10, 2009 — The Progressive Corporation today reported the following results for October 2009:

(millions, except per share amounts and ratios)	October 2009	October 2008	Change
Net premiums written	$1,300.0	$1,259.2	3%
Net premiums earned	$1,329.1	$1,316.2	1%
Net income	$106.7	$145.0	(26)%
Per share	$.16	$.22	(26)%
Total pretax net realized gains (losses) on securities (including net impairment losses)	$20.0	$88.4	(77)%
Combined ratio	91.6	93.2	(1.6	) pts.
Average diluted equivalent shares	670.7	671.3	0%

(in thousands)	October 2009	October 2008	Change
Policies in Force:
Agency – Auto	4,318.4	4,311.3	0%
Direct – Auto	3,153.8	2,784.1	13%

Total Personal Auto	7,472.2	7,095.4	5%
Total Special Lines	3,472.7	3,384.0	3%

Total Personal Lines	10,944.9	10,479.4	4%

Total Commercial Auto	521.5	549.9	(5)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for automobiles and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

October 2009

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,300.0

Revenues:
Net premiums earned	$1,329.1
Investment income	40.2
Net realized gains (losses) on securities:
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(.6)
Less: portion of loss recognized in other comprehensive income	0

Net impairment losses recognized in earnings	(.6)
Net realized gains (losses) on securities	20.6

Total net realized gains (losses) on securities	20.0
Service revenues	1.7

Total revenues	1,391.0

Expenses:
Losses and loss adjustment expenses	945.1
Policy acquisition costs	129.2
Other underwriting expenses	142.6
Investment expenses	.8
Service expenses	1.8
Interest expense	11.7

Total expenses	1,231.2

Income before income taxes	159.8
Provision for income taxes	53.1

Net income	$106.7

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	664.4

Per share	$.16

Diluted:
Average shares outstanding	664.4
Net effect of dilutive stock-based compensation	6.3

Total equivalent shares	670.7

Per share	$.16

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2008 audited consolidated financial statements included in our 2008 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

October 2009 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date
	2009	2008	% Change
Net premiums written	$11,905.0	$11,771.7	1

Revenues:
Net premiums earned	$11,622.5	$11,533.6	1
Investment income	416.4	539.1	(23)
Net realized gains (losses) on securities:
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(74.6)
Less: portion of loss recognized in other comprehensive income	36.2

Net impairment losses recognized in earnings	(38.4)
Net realized gains (losses) on securities	39.7

Total net realized gains (losses) on securities	1.3	(1,297.4)	NM
Service revenues	13.8	13.8	0

Total revenues	12,054.0	10,789.1	12

Expenses:
Losses and loss adjustment expenses	8,204.6	8,428.8	(3)
Policy acquisition costs	1,133.3	1,150.5	(1)
Other underwriting expenses	1,312.8	1,295.6	1
Investment expenses	8.9	7.2	24
Service expenses	16.6	17.9	(7)
Interest expense	115.4	114.1	1

Total expenses	10,791.6	11,014.1	(2)

Income (loss) before income taxes	1,262.4	(225.0)	NM
Provision (benefit) for income taxes	403.2	(140.7)	NM

Net income (loss)	$859.2	$(84.3)	NM

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	667.8	668.2	0

Per share	$1.29	$(.13)	NM

Diluted:
Average shares outstanding	667.8	668.2	0
Net effect of dilutive stock-based compensation	5.1	6.1	(16)

Total equivalent shares	672.9	674.3	0

Per share[1]	$1.28	$(.13)	NM

NM = Not Meaningful

1 For 2009, the amount disclosed is diluted earnings per share. In 2008, due to the net loss for the year-to-date period, the calculated diluted earnings per share was antidilutive; therefore, basic earnings per share is disclosed.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

October 2009

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income (loss) for the period:

	Current	Year-to-Date
	Month	2009	2008
Net income (loss)	$106.7	$859.2	$(84.3)

After-tax changes in (excluding cumulative effect adjustment1):
Net unrealized gains (losses) on securities	50.1	653.1
Portion of OTI losses recognized in other comprehensive income	0	(23.5)

Total net unrealized gains (losses) on securities	50.1	629.6	(725.1)
Net unrealized gains on forecasted transactions	(.3)	(2.2)	(2.5)

Comprehensive income (loss)	$156.5	$1,486.6	$(811.9)

Per share[2]	$.23	$2.21	$(1.22)

1 In June 2009, we recorded a $189.6 million ($291.8 million pretax) cumulative effect of change in accounting principle in accordance with the new accounting guidance for other-than-temporary impairments we adopted during the second quarter 2009.

2 For 2009, amounts disclosed are diluted comprehensive income per share. In 2008, due to the comprehensive loss for the year-to-date period, the calculated diluted comprehensive loss per share was antidilutive; therefore, basic comprehensive loss per share is disclosed.

The following table sets forth the investment results for the period:

	Current	Year-to-Date
	Month	2009	2008
Fully taxable equivalent total return:
Fixed-income securities	1.1%	10.9%	(9.3)%
Common stocks	(2.0)%	18.9%	(32.8)%
Total portfolio	1.0%	10.8%	(12.1)%

Pretax recurring investment book yield	3.4%	3.7%	4.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

October 2009

($ in millions)

(unaudited)

Current Month
	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$682.1	$478.4	$1,160.5	$139.0	$.5	$1,300.0
% Growth in NPW	1%	12%	5%	(10)%	NM	3%
Net Premiums Earned	$698.7	$479.1	$1,177.8	$149.1	$2.2	$1,329.1
% Growth in NPE	(1)%	9%	3%	(11)%	NM	1%

GAAP Ratios
Loss/LAE ratio	70.8	73.9	72.1	64.2	NM	71.1
Expense ratio	20.9	19.7	20.4	20.8	NM	20.5

Combined ratio	91.7	93.6	92.5	85.0	NM	91.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(1.6)
Current accident year						.5

Calendar year actuarial adjustment	$(.5)	$(3.7)	$(4.2)	$3.2	$(.1)	$(1.1)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(1.6)
All other development						21.4

Total development						$19.8

Calendar year loss/LAE ratio						71.1

Accident year loss/LAE ratio						72.6

Statutory Ratios
Loss/LAE ratio						71.1
Expense ratio						20.8

Combined ratio						91.9

1 The other businesses generated an underwriting profit of $1.1 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

2 Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

October 2009 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date
	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$6,289.7	$4,277.6	$10,567.3	$1,322.9	$14.8	$11,905.0
% Growth in NPW	(1)%	9%	3%	(12)%	NM	1%
Net Premiums Earned	$6,161.8	$4,080.7	$10,242.5	$1,360.1	$19.9	$11,622.5
% Growth in NPE	(1)%	8%	2%	(9)%	NM	1%

GAAP Ratios
Loss/LAE ratio	71.0	71.9	71.4	65.2	NM	70.6
Expense ratio	21.2	20.7	21.0	21.2	NM	21.0

Combined ratio	92.2	92.6	92.4	86.4	NM	91.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(4.7)
Current accident year						(49.3)

Calendar year actuarial adjustment	$(29.6)	$(20.0)	$(49.6)	$(4.3)	$(.1)	$(54.0)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(4.7)
All other development						98.5

Total development						$93.8

Calendar year loss/LAE ratio						70.6

Accident year loss/LAE ratio						71.4

Statutory Ratios
Loss/LAE ratio						70.6
Expense ratio						20.9

Combined ratio						91.5

Statutory Surplus						$5,609.5

NM = Not Meaningful

1 The other businesses generated an underwriting profit of $7.3 million.

2 Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

October 2009
CONDENSED GAAP BALANCE SHEET:[1]
Investments – Available-for-sale, at fair value:
Fixed maturities (amortized cost: $11,851.1)	$11,734.6
Equity securities:
Nonredeemable preferred stocks[2] (cost: $706.8)	1,215.5
Common equities (cost: $288.7)	454.7
Short-term investments (amortized cost: $1,387.1)	1,387.1

Total investments[3,4]	14,791.9
Net premiums receivable	2,616.6
Deferred acquisition costs	430.9
Other assets	2,252.4

Total assets	$20,091.8

Unearned premiums	$4,465.4
Loss and loss adjustment expense reserves	6,370.2
Other liabilities[4]	1,455.8
Debt	2,176.9
Shareholders’ equity	5,623.5

Total liabilities and shareholders’ equity	$20,091.8

Common shares outstanding	674.2
Shares repurchased – October	2.3
Average cost per share	$16.38
Book value per share	$8.34
Trailing 12-month return on average shareholders’ equity	18.7%
Net unrealized pretax gains (losses) on investments	$558.7
Increase (decrease) from September 2009	$77.0
Increase (decrease) from December 2008	$676.9
Debt-to-total capital ratio	27.9%
Fixed-income portfolio duration	2.5 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	.70

1 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $308.2 million.

2 As of October 31, 2009, we held certain hybrid securities and recognized a change in fair value of $0.5 million as a realized loss during the period we held these securities.

3 Includes $6.6 billion of short-term investments and U.S. Treasury securities prior to settling $47.6 million of net security transactions outstanding as of month-end.

4 Includes $47.6 million of net unsettled security transactions (as discussed in note 3 above).

Monthly Commentary

•

At October 31, 2009, 18% of our portfolio was invested in Group I securities (i.e., common equities, redeemable and nonredeemable preferred stocks, and non-investment-grade and non-rated fixed-maturity securities). In early November 2009, we reallocated approximately $300 million of our securities into common equities; our allocation to Group I securities remains within our target of between 0% and 25% of the total portfolio.

Upcoming Events

Progressive is scheduled to hold a one-hour conference call to address questions on Wednesday, November 11, 2009 at 9:00 a.m., eastern time. Registration for the teleconference and webcast is available at http://investors.progressive.com/events.asp.

We are currently scheduled to release November results on Wednesday, December 9, 2009, before the market opens.

Pursuant to our accounting calendar for 2009, the fourth quarter will have 14 weeks of activity with December being a 5-week month. Progressive operates on an accounting calendar that typically consists of a 52-week year, with 13-week quarters and a 4-week December. Under this calendar, we periodically recognize an additional week of activity, as is the case for 2009. Consequently, our 2009, fourth quarter and December periods will each include an additional week, which will affect comparisons of those periods to prior years.

About Progressive

The Progressive Group of Insurance Companies, in business since 1937, is one of the country’s largest auto insurance groups, the largest seller of motorcycle policies and a market leader in commercial auto insurance based on premiums written.

Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive rates and innovative products and services that meet drivers’ needs throughout their lifetimes, including superior online and in-person customer service, and best-in-class, 24-hour claims service, such as its concierge level of claims service available at service centers located in major metropolitan areas throughout the United States.

Progressive companies offer consumers choices in how to shop for, buy and manage their auto insurance policies. Progressive offers its products, including personal and commercial auto, motorcycle, boat and recreational vehicle insurance, through more than 30,000 independent insurance agencies throughout the U.S. and online and by phone directly from the Company. Private passenger auto products and prices are different when purchased directly from Progressive or through independent agencies. To find an agent or to get a quote, go to http://www.progressive.com.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, visit http://www.progressive.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding pending loss and loss adjustment expense reserves becomes known. Reported results, therefore, may be volatile in certain accounting periods.